Exhibit 99.1

WQN, Inc.                                               Contact:
14911 Quorum Drive, Suite 140                           David Montoya
Dallas, Texas 75254                                     Chief Financial Officer
                                                        (212) 774-3656
                                                        investors@wqni.com

-------------------------------------------------------------------------------


     WQN, Inc. Receives Notice Regarding Noncompliance With Nasdaq's Board
                           Independence Requirements

Dallas, TX February 17, 2006 - On February 14, 2006, WQN, Inc. (NASDAQ: WQNI) received written notice from the Nasdaq National Market ("Nasdaq") that WQN no longer complies with Nasdaq Marketplace Rule 4350(c)(1), which requires a Nasdaq-listed company to have a majority of independent directors serving on its board. The Company's non-compliance with this rule resulted from the resignation of one its independent directors, Adam Blumenthal, on February 8, 2006. Mr. Blumenthal stated that he was resigning because his personal business ventures would not permit him to devote the time and attention necessary to fulfill his obligations as a board member. Mr. Blumenthal's resignation was not the result of any disagreement on any matter relating to the Company's operations, policies or practices. Pursuant to its rules, Nasdaq has granted WQN a cure period until the earlier of February 8, 2007 or WQN's next stockholders meeting in order to regain compliance with this rule. If WQN has not regained compliance by such date, Nasdaq may delist WQN's common stock. WQN's board has initiated a search for a new independent director and intends to appoint a suitable replacement to fill the vacancy, and regain compliance, as soon as practicable.

                                     * * *

About WQN, Inc.:
----------------
WQN, Inc. (Nasdaq: WQNI) is a diversified operating company targeting small to middle market growth-oriented companies primarily focused in the financial services, technology/telecommunications, business services and business distribution and real estate industries. Management seeks to make both controlling and minority investments into companies. The Company is headquartered in Dallas, Texas and has offices in New York, New York. For more information about WQN, Inc., please visit the company's Web site at http://www.wqni.com.

Notice Regarding Forward-Looking Statements:
--------------------------------------------
This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, as a result, should be considered subject to the many uncertainties that exist in WQN, Inc.'s operations and business environment. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The reader is cautioned that all forward-looking statements are necessarily speculative and there are numerous risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. WQN, Inc.'s future business plans, prospects and objectives may change as a result of, or be impacted by, a number of factors. Such factors include, but are not limited to: WQN, Inc.'s expansion and acquisition strategy, the availability, impact and performance of operations and investments that WQN, Inc. has made or intends to make, and general economic and business conditions, including economic and business conditions in those areas in which WQN, Inc. plans to invest and operate. These risk factors and additional information are included in WQN, Inc.'s filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based upon information available to WQN, Inc. as of the date hereof, and WQN, Inc. assumes no obligation to update any such forward-looking statement thus the reader should not assume that silence by WQN, Inc. and its management over time means that actual events are bearing out as estimated in such forward-looking statements.